UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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TIAA-CREF LIFE FUNDS

(Name of Registrant as Specified in its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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IMPORTANT VOTING

INFORMATION

TIAA-CREF LIFE FUNDS

SPECIAL SHAREHOLDER MEETING  ■  March 23, 2010

Please read this material carefully before providing voting instructions.

Dear Variable Contract Holders with Allocations to the TIAA-CREF Life Funds:

On March 23, 2010, the TIAA-CREF Life Funds (the “Life Funds”) will hold a special meeting of the shareholders of each of its ten series: Growth Equity Fund, Growth & Income Fund, International Equity Fund, Large-Cap Value Fund, Small-Cap Equity Fund, Stock Index Fund, Social Choice Equity Fund, Real Estate Securities Fund, Bond Fund and Money Market Fund (each, a “Fund,” and collectively, the “Funds”). The purpose of this meeting is to consider and vote on a proposed new investment advisory agreement (the “Agreement”) with Teachers Advisors, Inc. (the “Advisor”), the current investment adviser to each of the Funds. As an owner of a variable annuity or variable life contract with contract values allocated to one or more of the Funds, you are entitled to provide voting instructions on this proposal. Details and instructions for providing voting instructions are enclosed. As President of both the Life Funds and the Advisor, I urge you to read this information carefully and to provide voting instructions for this proposal.

The Board of Trustees of the Life Funds unanimously approved the new Agreement and recommends that you vote “FOR” the proposed Agreement, which will ultimately change and increase each Fund’s fee and expense structure. This letter and the related materials are meant to help you understand the context and rationale for this new Agreement.

Since the Funds were established, the Advisor has been committed to providing high-quality investment management services while remaining a low-cost provider. However, it has become clear that the extremely low fee rates currently charged by the Advisor are insufficient to cover its costs while continuing to provide high-quality services to shareholders. The Advisor has consistently incurred losses in connection with its provision of advisory and other services to the Funds under the current fee structure.

www.tiaa-cref org	730 Third Avenue, New York, NY 10017

Given these challenges, the Advisor presented the Board with a comprehensive, long-term plan to enable the Advisor to continue managing these Funds. This plan features net fee rates that keep the Funds within the lower-priced offerings in the mutual fund industry, while implementing fee increases for the Funds through the new Agreement and other changes in the Funds’ contractual and fee arrangements that are intended to at least cover the Advisor’s costs of providing services to the Funds.

If the new Agreement is not approved for a Fund, however, the Advisor may be forced to explore proposing other options to the Board, including closing the Fund to new investments or liquidating the Fund.

The following pages provide additional important information about the specific proposal you are being asked to consider. Please give this material your full attention so that you can provide informed voting instructions. Thank you.

Scott C. Evans

President

TIAA-CREF Life Funds

and

President

Teachers Advisors, Inc.

TIAA-CREF LIFE FUNDS

SPECIAL SHAREHOLDER MEETING ■ MARCH 23, 2010

Important Voting Information

As an owner of a variable contract (“variable contract”) issued by TIAA-CREF Life Insurance Company (“TIAA-CREF Life”), you are able to give voting instructions in connection with shareholder meetings of one or more series (each, a “Fund”) of TIAA-CREF Life Funds (“Life Funds”). The variable investment accounts of TIAA-CREF Life Separate Account VA-1 and TIAA-CREF Life Separate Account VLI-1 established by TIAA-CREF Life hold shares of series of the Life Funds in connection with the variable contracts.

The Life Funds will hold a special meeting of the shareholders of each of the Funds on Tuesday, March 23, 2010, at 2:00 p.m. ET at 730 Third Avenue, New York, New York (17th floor). The special meeting (and any adjournments thereof) (the “Meeting”) is being called so that variable contract owners can consider and provide voting instructions on an important proposal affecting the Life Funds.

Important Notice Regarding the Availability of Proxy

Materials for the Life Funds’ Shareholder Meeting

to Be Held on March 23, 2010:

A copy of the proxy statement and the Funds’ most recent annual and semi-annual shareholder reports are available at

https://www.proxy-direct.com/tia20994.

Your Vote Is Important

The following Q&A provides a summary of the proposal and describes the convenient options available for providing voting instructions on the proposal. (For a complete discussion of the proposal, please see the enclosed proxy statement.) Please vote today, even if you plan to attend the Meeting on March 23, 2010. Simply follow the instructions on the enclosed voting instruction form and choose the voting method that works best for you—Internet, telephone or mail. Your prompt action will ensure your voice is heard, so vote now!

TIAA-CREF LIFE FUNDS    SPECIAL SHAREHOLDER MEETING  ■  MARCH 23, 2010  ■  3

1.	WHAT PROPOSAL AM I BEING ASKED TO CONSIDER?

You are being asked to approve the adoption of a new investment advisory agreement (the “Agreement”) for each of the following Funds to which you have allocated value under your variable contract: Growth Equity Fund, Growth & Income Fund, International Equity Fund, Large-Cap Value Fund, Small-Cap Equity Fund, Stock Index Fund, Social Choice Equity Fund, Real Estate Securities Fund, Bond Fund and Money Market Fund. This proposal would result in higher advisory fee rates and higher total expenses for each of these ten Funds.

2.	HAS THE BOARD OF TRUSTEES APPROVED THIS PROPOSAL?

Yes. At a meeting held on December 8, 2009, the Board of Trustees of the Life Funds unanimously approved the Agreement and submitting the Agreement to shareholders for approval at a special shareholder meeting.

3.	HOW DOES THE BOARD OF TRUSTEES SUGGEST THAT I VOTE?

The Board unanimously recommends that you provide instructions to vote “FOR” the Agreement.

4.	I HAVE OTHER ACCOUNTS WITH TIAA-CREF. WILL THEY BE AFFECTED BY THIS PROPOSAL?

No. The specific proposal affects only the ten series of the Life Funds. It does not affect any of the following TIAA-CREF products:

^	College Retirement Equities Fund (CREF) investment accounts;

^	TIAA-CREF Funds (including the TIAA-CREF Lifecycle Funds and TIAA-CREF Lifecycle Index Funds);

^	TIAA Real Estate Account; or

^	TIAA Traditional Annuity.

The proposal will indirectly affect the Separate Accounts because the Funds serve as investment options for these Accounts and the increased fee and expense rates of the Funds will ultimately be paid by variable account contract owners that have selected one or more of the Funds as investment options.

5.	WHY IS THE INVESTMENT MANAGEMENT AGREEMENT BEING CHANGED?

Since the Funds were established, Teachers Advisors, Inc., the investment adviser to the Funds (the “Advisor”), has been committed

4  ■  TIAA-CREF LIFE FUNDS    SPECIAL SHAREHOLDER MEETING  ■  MARCH 23, 2010

to providing high-quality investment management services at a low cost to shareholders. However, it has become clear that the Advisor set its fees too low to cover its costs of providing services to the Funds. As a result, the Advisor has incurred losses in its provision of services to the Funds for many years. Despite these losses, the Advisor has not previously requested a fee increase. The Advisor has determined that this situation cannot be sustained, particularly in light of continued escalating costs related to increased compliance, regulatory and reporting requirements, as well as intensified competition for investment management talent.

The proposed Agreement with the Advisor is designed to provide a sustainable fee and expense structure for each of the Funds while maintaining overall expenses at levels that are competitive with those of other similar low-cost mutual funds that serve as underlying investment options for insurance company separate accounts. In addition, the proposed fee rate increase would give the Advisor the flexibility and means to enhance its investment processes and personnel as needed in a competitive environment.

6.	HOW WILL THE NEW AGREEMENT AFFECT THE FUNDS?

For each of the Funds, the Agreement will raise advisory fee rates. In addition, total expenses of each Fund will increase because the Advisor will no longer be paying almost all of the Fund’s non-advisory, operational expenses.

7.	HOW WILL EACH FUND’S TOTAL EXPENSES COMPARE TO THOSE OF OTHER COMPANIES?

Even after adopting the higher fees, each Fund’s total net expenses would remain competitive with other similar low-cost mutual funds that serve as underlying investment options for insurance company separate accounts. (Please see the proxy statement for a comparison of each Fund’s estimated total net expenses (which includes the effect of the Advisor’s agreement to cap Fund expenses through at least April 30, 2011) to those of similar funds in its industry peer group.)

8.	IS TIAA-CREF STILL COMMITTED TO BEING A LOW-COST, HIGH-VALUE PROVIDER?

Yes. TIAA-CREF is committed to operating low-cost, high-value mutual funds for all shareholders.

TIAA-CREF LIFE FUNDS    SPECIAL SHAREHOLDER MEETING  ■  MARCH 23, 2010  ■  5

9.	AS A VARIABLE CONTRACT OWNER, HOW WILL I BENEFIT FROM THE NEW AGREEMENT?

The new Agreement would:

^	Enable the Advisor to continue to offer the Funds the high-quality services you have come to expect from TIAA-CREF;

^	Facilitate the Advisor’s ability to enhance its investment processes and personnel as needed in the future; and

^	Help ensure that the TIAA-CREF organization can continue to offer the Funds while remaining competitive with other low-cost providers in our industry.

10.	WHAT WILL HAPPEN IF A FUND’S SHAREHOLDERS DO NOT APPROVE THE NEW AGREEMENT?

The Advisor has indicated that it may not be able to continue in its advisory role to a particular Fund unless the new Agreement is approved for that Fund, since the fees under each Fund’s current investment management agreement are not adequate to cover the Advisor’s costs of providing services to the Fund. If the new Agreement is not approved, the Advisor may recommend to the Board of Trustees other possible courses of action. These proposed steps may include closing a Fund to new investments and/or liquidating a Fund.

11.	HOW WILL VARIABLE CONTRACT OWNERS BE AFFECTED IF ANY OF THE FUNDS ARE CLOSED OR LIQUIDATED?

Either of these actions could have adverse consequences for variable account owners with allocations to a Fund. Closing any of the Funds to new investments would likely result in a decline in the Fund’s total assets under management. This would make the effective management of the Fund more difficult. Liquidating a Fund could result in the sale of some portfolio holdings of that Fund at disadvantageous prices. Additionally, liquidation could result in forcing variable contract owners to make otherwise unplanned investment reallocations. The Funds’ Board of Trustees believes that approval of the new Agreement for each Fund is likely to be a better outcome for shareholders and variable contract owners than closing or liquidating a Fund.

12.	WHEN WILL THE PROPOSED CHANGE TAKE EFFECT?

If approved by shareholders, the new Agreement would be implemented for each Fund on May 1, 2010.

6  ■  TIAA-CREF LIFE FUNDS    SPECIAL SHAREHOLDER MEETING  ■  MARCH 23, 2010

13.	WHAT LEVEL OF SHAREHOLDER SUPPORT IS NEEDED TO APPROVE THE PROPOSAL?

With respect to each Fund, approval of the new Agreement requires the lesser of either: (1) more than 50% of the total outstanding shares of the Fund or (2) at least 67% of the Fund shares present at the shareholder meeting, either in person or by proxy, if more than 50% of the Fund’s outstanding shares are represented.

14.	WHO IS ENTITLED TO PROVIDE VOTING INSTRUCTIONS ON THESE CHANGES?

For each Fund, its shareholders of record as of January 12, 2010 are eligible to vote on the new Agreement. As a variable contract owner with contract value allocated to one or more of the Funds as of January 12, 2010, you are eligible to provide voting instructions on the proposal.

16.	WHO IS BEARING THE COSTS ASSOCIATED WITH CONDUCTING THIS SHAREHOLDER SOLICITATION?

All expenses associated with this proxy vote, including the costs of holding the shareholder meeting and soliciting shareholders and variable contract owners, are being borne by the Advisor, and not by any of the Funds.

17.	WHEN AND WHERE IS THE MEETING?

The Meeting has been scheduled for March 23, 2010 at 2:00 p.m. ET, at 730 Third Avenue, 17th Floor, New York, New York.

18.	WHAT METHOD OF PROVIDING VOTING INSTRUCTIONS MAY I USE?

Simply select the voting format that you find most convenient:

^	Telephone (automated service):

Call the toll-free number shown on your voting instruction form and follow the recorded instructions

^	Telephone (to speak to a representative of Computershare, the Funds’ proxy solicitor):

866 905-3470 (toll free)

^	Internet:

Access the Web site shown on your voting instruction form and follow the online instructions

TIAA-CREF LIFE FUNDS    SPECIAL SHAREHOLDER MEETING  ■  MARCH 23, 2010  ■  7

^	Mail:

Complete and return the enclosed voting instruction form

^	In person:

Attend the Meeting on March 23, 2010.

Whichever method you choose, please be sure to provide voting instructions as soon as possible. Even if you plan to attend the Meeting, you can provide instructions using one of the other methods.

19.	WHO SHOULD I CALL IF I HAVE ADDITIONAL QUESTIONS?

If you have questions related to the proxy material or need assistance in voting your shares, please contact Computershare, the Funds’ proxy solicitor, toll free at 866 905-3470.

8  ■  TIAA-CREF LIFE FUNDS    SPECIAL SHAREHOLDER MEETING  ■  MARCH 23, 2010

©2010 Teachers Insurance and Annuity Association–College Retirement Equities Fund (TIAA-CREF), New York, NY 10017

Printed on recycled paper	A12088 (1/10)

TIAA-CREF LIFE FUNDS 730 Third Avenue New York, New York 10017-3206

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON MARCH 23, 2010

This notice is being given to owners of the variable annuity and variable life contracts (the “variable contracts”) issued by TIAA-CREF Life Insurance Company (“TIAA-CREF Life”). As an owner of a variable contract issued by separate accounts of TIAA-CREF Life (the “Separate Accounts”), you are able to give voting instructions in connection with shareholder meetings of one or more series (each, a “Fund”) of TIAA-CREF Life Funds (“Life Funds”), which serve as underlying options for the investment accounts of the Separate Accounts.

The Life Funds will hold a special meeting of the shareholders of each of the Funds on Tuesday, March 23, 2010, at 2:00 p.m. ET at 730 Third Avenue, New York, New York (17th floor). The special meeting (and any adjournments thereof ) (the “Meeting”) is being called to consider the following proposals:

1.	To approve a new investment advisory agreement between the Life Funds and Teachers Advisors, Inc. for each Fund; and

2.	To address any other business that may properly come before the Meeting.

The Board of Trustees of the Life Funds has set January 12, 2010 as the record date (the “Record Date”) for determining the number of votes entitled to be cast at the Meeting. The Separate Accounts and Teachers Insurance and Annuity Association of America (“TIAA”) are the only shareholders of the Funds. TIAA-CREF Life is hereby soliciting and agreeing to vote the Separate Accounts’ shares of each Fund at the Meeting according to timely instructions received from owners of the variable contracts who have amounts allocated to the Separate Accounts’ variable investment accounts that are invested in Fund shares as of the Record Date.

As a variable contract owner of the Separate Accounts on the Record Date, you therefore are able to instruct TIAA-CREF Life how to vote its shares of each of the Funds attributable to your variable contract at the Meeting. To assist you in giving your instructions, we have enclosed a voting instruction form which you are entitled to use to give voting instructions. In addition, a proxy statement is attached to this notice describing the matters to be voted on at the Meeting.

By order of the Board of Trustees,

William J. Mostyn III

Secretary

Please provide voting instructions as soon as possible before the Meeting, even if you plan to attend the Meeting. You can provide instructions quickly and easily over the Internet, by telephone, or by mail. Just follow the simple instructions that appear on your enclosed voting instruction form.

If you plan to attend the Meeting, please call 877 535-3910, ext. 22-2440 to obtain an admission pass. In accordance with the Funds’ security procedures, a pass and appropriate picture identification will be required to enter the Funds’ Meeting. Please note that no laptop computers, recording equipment or cameras will be permitted and please read the instructions on the pass for additional information.

January 15, 2010

TIAA-CREF LIFE FUNDS

730 Third Avenue

New York, New York 10017-3206

PROXY STATEMENT

Special Meeting of Shareholders

to Be Held on March 23, 2010

This proxy statement has been sent on behalf of the TIAA-CREF Life Funds (“Life Funds”) by TIAA-CREF Life Separate Account VA-1 and TIAA-CREF Life Separate Account VLI-1 (the “Separate Accounts”), separate accounts of TIAA-CREF Life Insurance Company (“TIAA-CREF Life”), to the owners of the variable annuity and variable life contracts (the “variable contracts”) issued by TIAA-CREF Life with contract value allocated to accounts investing in investment portfolios of the Life Funds (each, a “Fund,” and collectively, the “Funds”).

The Board of Trustees (the “Board”) of the Life Funds has called a special meeting of the shareholders of each of its Funds to be held on March 23, 2010, at 2:00 p.m. ET at 730 Third Avenue, New York, New York (17th floor). At the special meeting and any adjournments thereof (the “Meeting”), each Fund’s shareholders will vote on whether to:

1.	Approve a new investment advisory agreement (the “New Advisory Agreement”) between Life Funds and Teachers Advisors, Inc. (the “Advisor”) for each Fund; and

2.	Address any other business that may properly come before the Meeting.

At this time, the Board does not know of any other matters being presented at the Meeting.

The accompanying voting instruction form will be used by the Separate Accounts to vote at the Meeting. This proxy statement will first be mailed to shareholders on or about January 20, 2010.

The Life Funds is organized as a Delaware statutory trust, which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (“1940 Act”). The Life Funds consist of the following ten Funds: Growth Equity Fund, Growth & Income Fund, International Equity Fund, Large-Cap Value Fund, Small-Cap Equity Fund, Stock Index Fund, Real Estate Securities Fund, Social Choice Equity Fund, Bond Fund and Money Market Fund. Shareholders of each Fund, voting separately for their Fund, are being asked to approve the New Advisory Agreement for that Fund.

Important Notice Regarding the Availability of Proxy Materials for the Life Funds’ Shareholder Meeting to Be Held on March 23, 2010:

A copy of this proxy statement and the Funds’ most recent annual and semi-annual shareholder reports are available at https://www.proxy-direct.com/tia20994.

VOTING INSTRUCTIONS INFORMATION

How Do I Provide My Instructions?

You can provide your instructions in any of the four ways:

(1)	By marking, signing and mailing the enclosed instruction form in the envelope provided:

(2)	By logging onto the Internet site shown on your instruction form and following the on-screen instructions (or by going to our website at www.tiaa-cref.org):

(3)	By calling the toll-free telephone number shown on your instruction form and following the recorded instructions; or

(4)	By providing your instructions in person at the Meeting.

As explained on the voting instruction form, you can vote for the New Advisory Agreement, against it or abstain.

Can I Cancel or Change My Instructions?

You may cancel or change your vote by simply providing new instructions by: (1) executing and returning a later-dated instruction form, (2) providing instructions through the Internet, or (3) providing instructions in person at the Meeting. Your vote must be received by 6:00 p.m. ET on March 22, 2010 if you return your form via mail, telephone or Internet. If you vote in person at the Meeting, you may vote any time up until the announcement of the closing of the vote.

How Does the Voting and Instruction Process Work?

The Separate Accounts and Teachers Insurance and Annuity Association of America (“TIAA”) are the only shareholders of the Funds. The Funds expect that the Separate Accounts will vote their Fund shares at the Meeting according to the timely instructions received from the individual variable contract owners who have allocated to sub-accounts investing in the Funds. Accordingly, variable contract owners having allocated account values to a Fund as of January 12, 2010 (the “Record Date”) have been given the right to provide voting instructions at the Meeting with respect to a particular Fund. The number of votes for which a variable contract owner may give voting instructions is based on the dollar amount of the holdings in the Fund attributable to such variable contract owner as of the Record Date.

The Separate Accounts will vote shares attributable to the variable contracts for which no voting instructions are received in the same proportion (for, against or abstain) as the voting instructions received on all outstanding contracts (i.e., such unvoted shares will be “echo voted”). If other matters are brought before the Meeting, the Separate Accounts will vote using their own best judgment.

In addition, TIAA, which is the parent company of the Advisor, owns a substantial portion and, in some cases, a majority, of each Fund’s shares due to its initial seed investment in the Funds. (See Exhibit F for TIAA’s percentage investment in each Fund.) TIAA will echo vote its shares in the same proportion as voting instructions actually provided by variable contract owners as to that Fund.

Who May Vote; How Many Votes Do I Get?

Each outstanding full share of a Fund is entitled to one vote and each outstanding fractional share is entitled to a proportionate fractional share of one vote. Therefore, the number of votes for which you may give voting instructions will depend upon how many shares in the respective Fund are attributable to your variable contract on the Record Date. Fractional votes will be counted. All shareholders of record on the Record Date are entitled to vote. As of December 31, 2009, there were [            ] aggregate shares outstanding in the Life Funds.

Below is the number of outstanding shares of each Fund as of December 31, 2009:

Fund	Shares Outstanding
Growth Equity Fund	shares
Growth & Income Fund	shares
International Equity Fund	shares
Large-Cap Value Fund	shares
Small-Cap Equity Fund	shares
Stock Index Fund	shares
Real Estate Securities Fund	shares
Social Choice Equity Fund	shares
Bond Fund	shares
Money Market Fund	shares

The number of each Fund’s shares attributable to you as a contract owner is determined by dividing your interest in the applicable variable investment account by the net asset value of the applicable Fund.

How Many Votes Must Be Present for a Quorum or to Pass a Vote?

In order to hold the Meeting for a Fund and vote on the items on the agenda, the Fund will need to have a quorum present at the Meeting. A quorum means 10% of the shares of a Fund present in person or by proxy. In determining whether a quorum has been reached, echo-voted shares are counted as being present at the Meeting. Since the Separate Accounts and TIAA expect to vote all shares they hold, as set forth above, it is anticipated that there will be a quorum at the Meeting.

If a quorum is not present at the Meeting or if other matters arise requiring shareholder attention, the persons named as proxy agents may propose and vote for one or more adjournments of the Meeting in order to permit the solicitation of additional votes. Any of the proposals brought to the Meeting may be voted on prior to any adjournment if sufficient votes have been received for a proposal and such vote is otherwise appropriate.

The approval of the New Advisory Agreement is being sought on a Fund-by-Fund basis. Thus, for each Fund, the approval of the New Advisory Agreement requires the affirmative vote of the lesser of either: (1) more than 50% of the outstanding shares of the Fund, or (2) 67% or more of the shares present (in person or by proxy) of the Fund at the Meeting, if more than 50% of the Fund’s outstanding shares are present at the Meeting in person or by proxy. Abstentions do not count towards the number of votes in favor of the New Advisory Agreement.

PROPOSAL — APPROVAL OF NEW ADVISORY AGREEMENT

THE BOARD HAS UNANIMOUSLY APPROVED, AND RECOMMENDS A VOTE FOR THE APPROVAL OF, THE NEW ADVISORY AGREEMENT WITH RESPECT TO EACH FUND.

The Advisor currently manages each of the Funds under an investment management agreement, dated November 30, 1998, as subsequently amended (the “Current Agreement”). The Current Agreement provides for a unitary fee structure under which the Advisor provides or pays for virtually all of the services necessary for a Fund’s operations for one asset-based fee paid by the Fund to the Advisor. The Current Agreement was approved by each Fund’s sole shareholder when the Funds were first organized in 1999 and was last approved by the Board on April 1, 2009. It has subsequently become clear that the extremely low fee rates that the Advisor has been charging under the Current Agreement have been too low to cover its increasing costs in providing services to the Funds, while sustaining the level and quality of service shareholders deserve. After consideration of shareholders’ interests in light of possible alternatives, the Board and the Advisor therefore are proposing that shareholders approve the New Advisory Agreement with the Advisor for each Fund. The New Advisory Agreement and related changes to the Funds’ expense arrangements will eliminate the unitary fee arrangements, restructure the compensation to be paid to, and services to be provided by, the Advisor and increase fees and expenses as follows:

•

The New Advisory Agreement for a Fund will cover only services related to managing the investment portfolio of the Fund in exchange for an increased advisory fee rate to be paid by the Fund, as compared to the Current Agreement. The New Advisory Agreement is being submitted to Fund shareholders for approval. See below for details on the fees to be charged under the New Advisory Agreement.

•

Certain non-advisory and non-advisory-related services for a Fund, which are presently covered by the Current Agreement under the unitary fee, will not be covered by the Fund’s New Advisory Agreement. Instead, they will be provided under a new Administrative Services Agreement (the “New Administrative Agreement”). Under the New Administrative Agreement for each Fund, which is not being submitted to shareholders for approval, the Advisor will be responsible for providing or overseeing the provision of administrative services necessary for the operation of the Fund, including providing office space, equipment and facilities for maintaining its operations and supervising relations with the Fund’s other service providers. Under the New Administrative Agreement, each Fund will pay for the Advisor’s costs of such oversight and for all other Fund expenses. Under the Current Agreement, the Advisor pays for the costs of its oversight services and for most of a Fund’s other expenses.

This restructuring, including the advisory fee rate increases, is designed to provide the Advisor with a sustainable fee and expense structure for providing services to each Fund, while maintaining overall expenses at levels competitive with other similar low-cost mutual funds that serve as underlying investment options for insurance company separate accounts. This proposal is similar to a restructuring that occurred several years ago when shareholders of certain series of the TIAA-CREF Funds approved an increase in advisory fee rates for those funds.

The provision of non-advisory and non-advisory related services and expenses to the Funds separately from the New Advisory Agreement will also permit flexibility to modify these administrative service arrangements since changes to the New Administrative Agreement will not require shareholder approval under the 1940 Act.

If the proposal is approved, the Advisor expects to seek Board approval to change how the Funds would pay the Advisor under the New Administrative Agreement from payment of the Advisor’s costs to an annual asset-based fee. This change in payment structure would not require shareholder approval and is not expected to materially change the actual amounts paid by each Fund under the New Administrative Agreement.

The details of why the Advisor has proposed the New Advisory Agreement are discussed below. The factors considered by the Board in approving the New Advisory Agreement are described below under the heading “What did the Board of Trustees Consider in Approving the New Advisory Agreement?” The New Advisory Agreement and New Administrative Agreement are attached as Exhibit A.

Why is the Advisor Seeking to Restructure the Fee Rates and Expense Structure of the Funds?

Since the Funds were established in 1998, the Advisor has been committed to providing quality services to the Funds at a low cost to shareholders. However, it has become clear that the extremely low fee rates that the Advisor has been charging to the Funds have been too low to cover its increasing costs of providing services to the Funds, while sustaining the level and quality of service shareholders deserve.

The Advisor is seeking to change the structure under which it provides services to, and receives fees from, the Funds including an increase in the advisory fee rates for the Funds to enable the Advisor to continue to manage the Funds and to continue to provide high-quality services to shareholders at low prices. Despite ongoing losses to the Advisor, the Advisor has not previously requested a fee rate increase. Since the Funds’ inception, it has become increasingly expensive to provide services to mutual funds due to higher compliance and regulatory costs and intensified competition for talented portfolio managers and other key investment advisory and administrative personnel. With the proposed new advisory fee rates and expense structure, the Advisor anticipates that it will be able to:

•	Continue to manage the investment portfolios of the Funds;

•	Retain and attract highly qualified investment professionals;

•	Take advantage of enhancements in investment processes and personnel as needed;

•	Continue to offer a high level of service to the Funds.

Significantly, even with the proposed fee rate increases, each Fund’s total net annual expenses would continue to be competitive with other similar low-cost mutual funds that serve as underlying investment options for insurance company separate accounts.

What will happen if Fund shareholders do not approve the New Advisory Agreement?

If shareholders do not approve the New Advisory Agreement for any Fund, the Advisor has informed the Board that it may no longer be prepared to continue to provide services to that Fund. It may then be necessary for the Board to consider alternative options, including closing or liquidating the Fund. If the shareholders of some Funds approve the New Advisory Agreement for those Funds, but the shareholders of other Funds do not, the approving Funds will implement the New Advisory Agreement, while the Advisor and the Board will consider the future of the non-approving Funds.

Who is the Advisor?

The Advisor is Teachers Advisors, Inc., a direct, wholly owned subsidiary of TIAA-CREF Enterprises, Inc. and an indirect, wholly owned subsidiary of TIAA. TIAA and the Advisor are located at 730 Third Avenue, New York, New York 10017. A chart attached as Exhibit B lists the name, address, and principal occupation of each principal executive officer and director of the Advisor. None of the Life Funds’ trustees are officers, employees, directors, general partners or shareholders of, or are otherwise affiliated with, the Advisor. Each of the Life Funds’ executive officers is employed by the Advisor or its affiliates.

The Advisor currently manages each of the Funds under the Current Agreement. The Advisor also serves as the investment adviser to TIAA Separate Account VA-1 and the TIAA-CREF Funds (including the TIAA-CREF Lifecycle Funds and the TIAA-CREF Lifecycle Index Funds). TIAA-CREF Funds is a series investment company comprised of forty-seven investment portfolios, which are available for direct investment. TIAA Separate Account VA-1 is an after-tax variable annuity that contains one investment account, the Stock Index Account, which has the same investment mandate as the Life Funds’ Stock Index Fund. The Advisor’s affiliate, TIAA-CREF Investment Management, LLC, also manages the variable annuity accounts of the College Retirement Equities Fund (“CREF”). A table setting forth the net assets of those investment portfolios in the TIAA-CREF Funds that have investment objectives similar to one of the Funds and the Stock Index Account of TIAA Separate Account VA-1, and the management fee rate paid by each such portfolio to the Advisor, is attached hereto as Exhibit C. The Advisor also manages large institutional client assets through unregistered commingled funds and on a separate account basis.

What are the terms of the Current Agreement with the Advisor, and how does the New Advisory Agreement differ?

Under the Current Agreement, the Advisor is responsible for providing or paying for virtually all of the services necessary for each Fund in exchange for one asset-based unitary fee paid by the Fund. The Advisor manages the investments and the investment strategy of each Fund and provides related general management services. Specifically, the Advisor is authorized, subject to the control of the Board, to determine the selection, amount, and time to purchase or sell securities for each Fund. The Advisor also maintains the Funds’ books and records, prepares, upon request, reports for the Board, and makes available its officers to the Board for consultation and discussions regarding the management of the Funds. Under the Current Agreement, the Advisor is also responsible for all administrative aspects of each Fund’s day-to-day operations. The Advisor is compensated for such advisory and administrative services through the unitary fee under the Current Agreement. Because the unitary fee is so comprehensive in scope, the Funds only pay a few additional costs directly, such as trustee fees, interest and extraordinary expenses. The fees paid to the Advisor under the Current Agreement are set forth below in a chart comparing current and proposed fees under the Current and New Advisory Agreements.

Both the Current and New Advisory Agreements have similar termination provisions. They each remain in effect for a Fund for so long as their continuance is specifically approved for such Fund at least annually by: (i) the Board, or by the vote of a majority of the outstanding voting shares of such Fund; and (ii) a majority of those trustees who are not interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. Each Agreement also provides that it may be terminated at any time with respect to any Fund by that Fund or by the Advisor, without penalty, on 60 days’ written notice. Each Agreement terminates automatically in the event of its assignment.

The New Advisory Agreement contains terms that are substantially the same as the advisory provisions of the Current Agreement, except for the following important differences:

•	The New Advisory Agreement provides for an increase in the investment advisory fee rate for each Fund, as described below.

•

The New Advisory Agreement includes provisions making clear that, if the New Advisory Agreement is terminated with respect to any Fund, the Fund can no longer utilize the name “TIAA-CREF” or hold itself out as related to the TIAA-CREF organization without the written approval of the Advisor.

As previously noted, a significant difference between the Agreements is that the New Advisory Agreement no longer provides that the Advisor will provide all administrative services to the Funds and pay for most Fund expenses for a unitary fee. Instead, if the New Advisory Agreement is approved for a Fund, the Fund will enter into the New Administrative Agreement with the Advisor under which the Fund will pay the Advisor for its costs in overseeing the Fund’s non-advisory operations. All other administrative costs (including, but not limited to, transfer agency, custody, outside legal counsel, audit, printing and mailing of shareholder documents, compliance and registration fees) would be borne directly by the Funds. As noted above, at some time in 2010, the Advisor expects to seek Board approval to change how the Funds would pay the Advisor under the New Administrative Agreement from payment of the Advisor’s costs to an annual asset-based fee. This change in payment structure would not require shareholder approval and is not expected to materially change the actual amounts paid by each Fund under the New Administrative Agreement.

The new arrangements will increase fees and expenses paid by the Funds, as shown in the pro forma table below and in the table provided in “What is the Overall Impact of the

Proposal on the Funds’ Total Expense Ratios?” below. However, despite the expense increase entailed in the proposed new expense structure for the Funds, the Advisor has agreed to cap each Fund’s total annual expenses at certain specified amounts through at least April 30, 2011, so that the increase on the Funds’ expenses will be limited for the first year. Please see Exhibit D for the maximum total annual expenses of each Fund under the expense reimbursement arrangement between the Advisor and the Fund.

What are the proposed fees under the New Advisory Agreement? How do they differ from the Current Agreement?

Both the Current Agreement and the New Advisory Agreement provide for payment by each Fund to the Advisor of a fee that is calculated as a percentage of the average daily net assets for the Fund over each month at the annual rate set forth in the table below:

Fund	Current Agreement	New Advisory Agreement
Growth Equity	0.25%	0.45%
Growth & Income	0.23%	0.45%
International Equity	0.29%	0.50%
Large Cap Value	0.24%	0.45%
Small-Cap Equity	0.10%	0.48%
Stock Index	0.06%	0.06%
Social Choice Equity	0.07%	0.15%
Real Estate Securities	0.25%	0.50%
Bond Fund	0.10%	0.30%
Money Market	0.06%	0.10%

During the year ended December 31, 2009, the Funds paid an aggregate of $[        ] in management fees (covering advisory and administrative services and certain Fund expenses) to the Advisor. Had the New Advisory Agreement and New Administrative Agreement been in effect during the same period, the Funds would have paid an aggregate of $[        ] in advisory fees under the New Advisory Agreement, $[        ] in operational oversight expenses under the New Administrative Agreement, and $[        ] as direct Fund expenses that were borne by the Advisor under the Current Agreement’s unitary fee. During the fiscal year ended December 31, 2009, the Funds did not pay any brokerage commissions to an affiliated broker/dealer.

The table below shows the amount of fees paid under the Current Agreement during the year ended December 31, 2009 on a per-Fund basis, along with the amounts that would have been paid during the same period under the New Advisory Agreement if it had been in effect (“Pro Forma”), and the percentage increase that the Pro Forma fees represent. Note that the Current Agreement’s fee is a unitary fee which covers nearly all of the services needed to manage and operate a Fund, while the Pro Forma fee of the New Advisory Agreement is an advisory fee that covers only services directly related to the management of a Fund’s investment portfolio. All other administrative expenses of a Fund will either be paid to the Advisor under the New Administrative Agreement or be borne directly by the Fund, and thus are not captured in the Pro Forma fees in the table below.

Fund	Current	Pro Forma	% Increase
Growth Equity
Growth & Income
International Equity
Large-Cap Value
Small-Cap Equity
Stock Index
Social Choice Equity
Real Estate Securities
Bond
Money Market

While the new fee rates above would represent a substantial increase in advisory fee revenue to the Advisor, the Funds’ advisory fee rates would remain competitive with those of other similar low-cost mutual funds that serve as underlying investment options for insurance company separate accounts.

For information about the overall impact of the proposed new pricing structure on the Funds’ total expense ratios, see “What Is The Overall Impact Of the Proposal On the Funds’ Total Expense Ratios?” below.

What Factors Did the Board Consider in Approving the New Advisory Agreement?

The proposal to approve the New Advisory Agreement and present it to shareholders for their approval was carefully considered by the Board (either as a whole or through its Operations Committee) at meetings held on September 15, 2009 and December 8, 2009. At each of these meetings, the Trustees, who were advised by independent legal counsel, deliberated over whether and, if so, in what manner to raise advisory and other fee rates for the Funds in light of ongoing losses sustained by the Advisor. Before and at these meetings, the Board received information relating to the New Advisory Agreement and New Administrative Agreement and was given the opportunity to ask questions and request additional information from the Advisor. After consideration that included, among other aspects, the relative costs and benefits to shareholders, on December 8, 2009, the Board determined that the arrangements under the New Advisory Agreement for each Fund were reasonable and fair to the Fund and its shareholders. Therefore, the Board voted unanimously to approve the New Advisory Agreement (and the New Administrative Agreement) for each Fund and to submit the New Advisory Agreement to each Fund’s shareholders for approval.

The Board considered that, over time, it has become increasingly expensive to operate mutual funds due to the intensified competition for talented portfolio managers and other key investment advisory and administrative personnel and higher compliance and regulatory costs. The Board also considered that, despite ongoing losses to the Advisor, the Advisor had not previously asked for a fee increase.

The Board considered that the restructuring of the Funds’ fee rates and service arrangements, including the proposed increase in the Funds’ advisory fee rates, is anticipated to: enhance the Advisor’s ability to manage the day-to-day advisory affairs of the Funds; cover the increasing costs of providing advisory-related services to the Funds and provide an eventual profit to the Advisor; take advantage of potential opportunities to enhance investment processes and personnel; and maintain the quality of services to shareholders.

The Board also considered that, while the magnitude of the fee increase requested by the Advisor was large: (i) the Board would continue to review each Fund’s advisory fee rates annually under the New Advisory Agreement; (ii) the Advisor has agreed to cap each Fund’s total expenses for at least one year; and (iii) the Funds would continue to be competitive with other similar low-cost mutual funds that serve as underlying investment options for insurance company separate accounts.

Additionally, the Board considered the Advisor’s statement that, if the New Advisory Agreement was not approved by the Board for a Fund, the Advisor would likely propose other options for the future of that Fund, including potentially closing the Fund to new investments and/or liquidating the Fund.

As part of its deliberations, the Board reviewed detailed information provided by the Advisor relating to the nature, extent and quality of the services currently provided by the Advisor and to be provided by the Advisor under the New Advisory Agreement. For example, the Board reviewed detailed independent analysis of comparative expenses and performance data for each Fund prepared by Lipper, Inc., a Reuters company, that is an independent provider of investment company data (“Lipper”). In addition, the Board received financial information about the Advisor, including an analysis of the profitability of the Advisor’s operations, and the effect the proposed new arrangements would have on the short-term and long-term financial condition of the Advisor.

In determining whether, among other things, to approve the New Advisory Agreement for each Fund, the Board reviewed the following specific factors:

The Nature and Quality of Services. The Board considered that the Advisor is an experienced investment advisor that has managed the Funds since 1998 and the TIAA-CREF Funds since 1999, and that the investment professionals of the Advisor also manage the CREF accounts. The Board considered that the Advisor has carried out its responsibilities for managing the assets of the Funds in a professional manner. In the course of its review of the quality of the Advisor’s services, the Board examined the long-term performance of the Funds in general, and concluded that each Fund’s performance was within an acceptable range when compared with Fund benchmarks and peers, or that, in the case of underperforming Funds, the Advisor was taking affirmative steps to improve the performance of each such Fund.

Investment Performance. The Board considered the investment performance of each Fund, as applicable, over one-, three- and five-year periods ended September 30, 2009. The Board also considered each Fund’s performance as compared to its peer group and benchmark index. In this regard, the Board considered that most financial markets had experienced nearly unprecedented decreases and volatility during the previous year that had adversely impacted the Funds’ performance. However, despite these circumstances, the majority of the Funds’ performance generally compared favorably to their respective benchmark indices (after considering the effect of expenses incurred to provide services to the Funds) and, with some exceptions, the Funds ranked in the top three performance quintiles versus their peer groups of mutual funds that underlie insurance company separate accounts. The Board considered that, in those cases in which a Fund’s annualized performance had consistently underperformed its benchmark or peer group of mutual funds that underlie insurance company separate accounts for an extended period of time, the Advisor had taken reasonable remedial actions or represented that it was in the process of taking such actions. Such actions included changes in the Real Estate Securities Fund’s portfolio management team and revisions to the investment process utilized by the International Equity Fund’s portfolio management team. Thus, the Board concluded that, under the totality of circumstances considered, the investment performance of each Fund was reasonable. For details about the factors the Board considered for each Fund, see the Fund-by-Fund synopsis in Exhibit E.

Fees Charged by Other Advisers. The Board considered information regarding fees paid to other advisers for managing similar funds that underlie insurance company separate accounts, as analyzed by Lipper. The Board considered that the proposed advisory fee rate to be charged to a Fund under the New Advisory Agreement typically was lower or significantly lower than the advisory fee rates charged by most comparable mutual funds that serve as underlying investment options for insurance company separate accounts, and that even with the proposed increase in its advisory fee rate and total expense ratio, each Fund would continue to be very competitively priced and below the pricing of the average fund within the universe of mutual funds in its competitive peer group of funds that serve as underlying investment options for insurance company separate accounts. The Board considered that the new advisory fee rates for the Funds would continue to be in the lowest quintile as compared with funds in the competitive peer group of funds that underlie insurance company separate accounts identified by Lipper. (The lowest quintile means that a fund is in the best of five groups, i.e., the group with the lowest expenses.) Additionally, the Board considered that, under the New Advisory Agreement, each Fund’s total net expense ratio would be less than the median total net expense ratio for its peer group of mutual funds that serve as underlying investment options for insurance company separate accounts and, in some cases, significantly less. Based on all factors considered, the Board determined that the advisory fee rate under the New Advisory Agreement and the new total expense structure with respect to each Fund were comparable to or more favorable than those of other similar mutual funds that serve as underlying investment options for insurance company separate accounts. The table below compares the estimated total net expense ratio of each Fund under the new expense structure, including the New Advisory Agreement, if approved, with the Lipper median total net expense ratio for the Fund’s category. (Note that these are net expense ratios, meaning that they reflect the effect of any waiver or reimbursement arrangements, like the Advisor’s commitment to cap each Fund’s total annual expenses through at least April 30, 2011).

Fund	Proposed Total Net Expense Ratio	Median Peer Total Net Expense Ratio	Difference
Growth Equity	0.52%	0.77%	-0.25%
Growth & Income	0.52%	0.82%	-0.30%
International Equity	0.60%	1.07%	-0.47%
Large-Cap Value	0.52%	0.73%	-0.21%
Small-Cap Equity	0.55%	0.93%	-0.38%
Stock Index	0.09%	0.48%	-0.39%
Social Choice Equity	0.22%	0.86%	-0.64%
Real Estate Securities	0.57%	0.95%	-0.38%
Bond	0.35%	0.69%	-0.34%
Money Market	0.15%	0.55%	-0.40%

Cost and Profitability. The Board considered that the Advisor has consistently lost money providing services to the Funds. The Board reviewed profitability data for 2009 and profitability on a pro forma basis assuming the proposed fee increases had been in effect — showing data for both before and after distribution expenditures. The Board considered that all of the Funds currently are unprofitable to the Advisor and have been unprofitable for many years. The Board also considered that, even after implementing these new arrangements, most Funds would not be profitable for the Advisor for a few years (if projected asset flows are attained), especially after the Advisor’s agreed-upon expense reimbursements. The Board also considered that it would continue to review the Funds’ advisory fees annually during its required yearly review of the Funds’ advisory arrangements.

The Board further considered that the costs and anticipated costs of providing services to mutual funds have increased since the adoption of the Funds’ original unitary fee arrangement with the Advisor. These costs include additional disclosure and compliance requirements, such as the USA PATRIOT Act requirements, Sarbanes-Oxley requirements and the requirement that mutual funds have a chief compliance officer and compliance program. The Board considered the Advisor’s representation that the proposed advisory fee rate increases would enhance the Advisor’s ability to attract and retain highly qualified investment professionals in a competitive investment advisory environment. Heightened competition from traditional asset managers, banks, insurance companies and hedge funds has driven up the costs of attracting and retaining key personnel and the cost of technology to update and maintain necessary systems for effective investment advisory operations continues to grow.

Economies of Scale. The Board considered whether the Advisor is anticipated to experience economies of scale in connection with providing services to each Fund. In this regard, the Board considered that each Fund historically has been unprofitable to the Advisor and that it likely would take some years under the New Advisory Agreement for the Advisor to attain profitability (unless Fund assets increase significantly over projected levels). The Board also considered that the Funds had generally lost assets during the past year due to the decline in the financial markets. The Board also noted the Advisor’s commitment to consider whether a Fund’s advisory fee rate should be subject to breakpoints based on asset levels once the Advisor attains profitability with respect to that Fund. The Board considered that the proposed advisory fee rates at current assets were low compared to peer groups of mutual funds that underlie variable insurance products.

Comparisons with Other Clients of the Advisor. The Board considered that the Advisor provides similar investment advisory services to each of the Funds, the TIAA-CREF Funds, and TIAA Separate Account VA-1, although services provided by the Advisor and the investor base for such other products differ. In addition, the Advisor manages assets of large institutional clients through separate accounts with similar investment strategies and investment staff (although services provided by the Advisor and the investor base differ). The Board considered the schedule of fees for each of the comparable funds, and determined that the proposed advisory fee rates were the same for the Funds and their corresponding TIAA-CREF Fund series with the same investment strategies, except that the proposed advisory fee rates for the Life Funds: (i) do not cover the Funds’ operational oversight expenses (which are instead covered by the New Administrative Agreement); (ii) do not offer any asset-based breakpoints; and (iii) the annual advisory fee rate for the Life Stock Index Fund is proposed to be 0.06% of average annual net assets, while the annual advisory fee rate for the comparable TIAA-CREF Equity Index Fund is 0.04% of average annual net assets.

Other Benefits. At the Board’s request, the Advisor agreed to limit the total operating expenses of each Fund for at least one year. The Board also considered that, with the New Advisory Agreement, the Advisor would have the flexibility to support multiple opportunities to expand the channels through which the Funds are distributed, thereby increasing the potential for asset growth and enabling expenses to be spread over a wider asset base.

Based on its evaluation of all material factors and with the assistance of independent legal counsel, the Board determined to approve the proposed advisory fee rate under the New Advisory Agreement for each Fund.

What Is The Overall Impact Of The Proposal On The Funds’ Total Expense Ratios?

The table below provides data concerning each Fund’s fees and expenses as a percentage of average net assets for the 12-month period ended December 31, 2008 under the Current Agreement and if the New Advisory Agreement and related changes to the Funds’ expense arrangements had been in effect during the same period. Note that, as indicated above, if the new arrangements had been in effect for the most recently completed fiscal year, each Fund’s total net expense ratio would have been less than the median expense ratio for its peer group of mutual funds that underlie insurance company separate accounts and, in some cases, significantly less. Note also that the tables below do not include the expenses of the insurance company separate accounts through which shareholders invest in the Funds, including any applicable sales loads.

To limit the total expenses charged to shareholders, the Advisor has agreed to reimburse each Fund for its total annual operating expenses (not including a Fund’s pro rata share of the expenses of any investment pools in which it invests (otherwise known as “Acquired Fund Fees and Expenses”) and any extraordinary expenses incurred by a Fund) that exceed certain specified levels until at least April 30, 2011, to the extent that the Fund approves the New Advisory Agreement. Please see Exhibit D for a schedule of these total annual expense limitations. The chart below incorporates these expense caps.

	Management Fees	Other Expenses*	Acquired Fund Fees and Expenses	Total Annual Fund Operating Expenses	Expense Reimbursement**	Net Annual Fund Operating Expenses
GROWTH EQUITY FUND
Current	0.25%	0.03%	0.00%	0.28%	0.00%	0.28%
Pro Forma	0.45%	0.34%	0.00%	0.79%	0.27%	0.52%
GROWTH & INCOME FUND
Current	0.23%	0.00%	0.00%	0.23%	0.00%	0.23%
Pro Forma	0.45%	0.27%	0.00%	0.72%	0.20%	0.52%
INTERNATIONAL EQUITY FUND
Current	0.29%	0.03%	0.00%	0.32%	0.00%	0.32%
Pro Forma	0.50%	0.29%	0.00%	0.79%	0.19%	0.60%
LARGE-CAP VALUE FUND
Current	0.24%	0.02%	0.00%	0.26%	0.00%	0.26%
Pro Forma	0.45%	0.29%	0.00%	0.74%	0.22%	0.52%
SMALL-CAP EQUITY FUND
Current	0.10%	0.01%	0.00%	0.11%	0.00%	0.11%
Pro Forma	0.48%	0.34%	0.00%	0.82%	0.27%	0.55%
STOCK INDEX FUND
Current	0.06%	0.00%	0.00%	0.06%	0.00%	0.06%
Pro Forma	0.06%	0.23%	0.00%	0.29%	0.20%	0.09%
SOCIAL CHOICE EQUITY FUND
Current	0.07%	0.00%	0.00%	0.07%	0.00%	0.07%
Pro Forma	0.15%	0.36%	0.00%	0.51%	0.29%	0.22%
REAL ESTATE SECURITIES FUND
Current	0.25%	0.00%	0.01%	0.26%	0.00%	0.26%
Pro Forma	0.50%	0.26%	0.01%	0.77%	0.19%	0.58%
BOND FUND
Current	0.10%	0.00%	0.00%	0.10%	0.00%	0.10%
Pro Forma	0.30%	0.22%	0.00%	0.52%	0.17%	0.35%
MONEY MARKET FUND
Current	0.06%	0.01%	0.00%	0.07%	0.00%	0.07%
Pro Forma	0.10%	0.21%	0.00%	0.31%	0.16%	0.15%

*	The Pro Forma “other expenses” include the cost allocated to each Fund under the proposed New Administrative Agreement.

**	Please see Exhibit D for the total expense cap for each Fund that the Advisor has contractually agreed to through at least April 30, 2011.

The following example indicates the expenses you would pay under the current and proposed expense structures, assuming an initial investment of $10,000, a 5% total annual return each year, and redemption at the end of each period. This example also assumes that there will be no expense reimbursement in place after April 30, 2011. Your actual cost may be higher or lower.

	1 Year	3 Years	5 Years	10 Years
GROWTH EQUITY FUND
Current	$29	$90	$157	$356
Pro Forma	$53	$216	$403	$944
GROWTH & INCOME FUND
Current	$24	$74	$130	$293
Pro Forma	$53	$203	$374	$869
INTERNATIONAL EQUITY FUND
Current	$33	$103	$180	$406
Pro Forma	$61	$227	$414	$954
LARGE-CAP VALUE FUND
Current	$27	$84	$146	$331
Pro Forma	$53	$207	$382	$891
SMALL-CAP EQUITY FUND
Current	$11	$35	$62	$141
Pro Forma	$56	$225	$419	$980
STOCK INDEX FUND
Current	$6	$19	$34	$77
Pro Forma	$9	$66	$136	$342
SOCIAL CHOICE EQUITY FUND
Current	$7	$23	$40	$90
Pro Forma	$23	$124	$246	$603
REAL ESTATE SECURITIES FUND
Current	$27	$84	$146	$331
Pro Forma	$59	$220	$403	$930
BOND FUND
Current	$10	$32	$57	$128
Pro Forma	$36	$144	$268	$631
MONEY MARKET FUND
Current	$7	$23	$40	$90
Pro Forma	$15	$78	$153	$372

Based on the information and factors noted above, the Board recommends a vote “FOR” the New Advisory Agreement for each Fund.

ADDITIONAL INFORMATION

Beneficial Ownership

Except as set forth in Exhibit F, as of December 31, 2009, Life Funds does not know of any person who owns beneficially or of record 5% or more of the outstanding shares of any Fund. As of that same date, the Trustees and officers of Life Funds, in the aggregate, owned less than 1% of any Fund. To the extent that any of the persons noted on Exhibit F beneficially owns more than 25% of a Fund’s outstanding shares, that person is presumed to control that Fund under the 1940 Act.

Distributor and Administrator

The shares of the Funds are distributed by Teachers Personal Investors Services, Inc. (“TPIS”), a subsidiary of TIAA that is registered as a broker-dealer and is a member of the Financial Industry Regulatory Authority (“FINRA”). The TIAA Board of Overseers, a New York membership corporation, owns all of the stock of TIAA. The address for TPIS is 730 Third Avenue, New York, New York 10017-3206. As noted above, if the Proposal is approved for a Fund, the Advisor will become the Fund’s administrator under the New Administrative Agreement.

OTHER MATTERS

Means of Soliciting Voting Instructions

This proxy solicitation will be conducted mainly by mail, telephone and the Internet, but it may also be by any other method of electronic communication or by personal interview. The Funds have retained Computershare to assist in the solicitation of voting instructions. The costs of retaining Computershare, which are anticipated to be $10,000 and other expenses incurred in connection with the drafting, printing and mailing of this proxy statement, the solicitation of voting instructions and the holding of the Meeting, will be borne by the Advisor, and not by any of the Funds.

Shareholder Proposals

As a general matter, Life Funds does not hold regular annual or other meetings of shareholders. Any shareholder who wishes to submit proposals to be considered at a special meeting of Life Funds’ shareholders should send such proposals to the Funds’ Secretary. Proposals must be received a reasonable amount of time prior to any meeting to be included in the proxy materials. Moreover, inclusion of such proposals is subject to limitations under the federal securities laws. Persons named as proxies for any subsequent shareholders’ meeting will vote in their discretion with respect to proposals submitted on an untimely basis.

Proxy Statement and Shareholder Reports

If you would like a free copy of this proxy statement or the Life Funds’ most recent semi-annual and annual reports, you can visit the TIAA-CREF Web site at www.tiaa-cref.org, visit https://www.proxy-direct.com/tia20994 or use our on-line request form to request mailed versions. Alternatively, you can call 877 518-9161 or write to us at 730 Third Avenue, New York, New York 10017-3206 to request copies of these documents.

EXHIBIT A

INVESTMENT ADVISORY AGREEMENT

FOR TIAA-CREF LIFE FUNDS

THIS AGREEMENT is made May 1, 2010, by and between TIAA-CREF Life Funds (the “Trust”), a Delaware statutory trust, and Teachers Advisors, Inc. (the “Advisor”), a Delaware corporation.

WHEREAS, Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), and currently consists of several series and may consist of additional series or classes in the future;

WHEREAS, Advisor is engaged in the business of rendering investment advisory services and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”);

WHEREAS, Trust desires to retain Advisor to render investment advisory services to the series (listed on Appendix A hereto) (the “Funds”), in the manner and on the terms and conditions set forth in this Agreement;

WHEREAS, Advisor is willing to provide investment advisory services to the Funds in the manner and on the terms and conditions set forth in this Agreement;

NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, Trust and Advisor hereby agree as follows:

1.	Appointment.

Trust hereby appoints Advisor to act as the Funds’ investment adviser for the periods and on the terms set forth herein. Advisor hereby accepts the appointment as investment adviser, and agrees, subject to the supervision of the board of trustees of Trust (the “Board”), to furnish the services and assume the obligations set forth in this Agreement for the compensation provided for herein.

2.	Generally.

(a) As the Funds’ investment adviser, Advisor shall be subject to: (1) the restrictions of the Declaration of Trust of Trust, as amended from time to time; (2) the provisions of the 1940 Act and the Advisers Act; (3) the statements relating to the Funds’ investment objectives, investment policies and investment restrictions as set forth in the currently effective (and as amended from time to time) registration statement of Trust under the Securities Act of 1933, as amended (the “1933 Act”), and the 1940 Act; (4) any applicable provisions of the Internal Revenue Code of 1986, as amended (the “Code”); and such other limitations as Trust shall communicate to Advisor in writing.

(b) Advisor shall, for all purposes herein, be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent Trust or a Fund in any way or otherwise be deemed an agent of Trust or a Fund.

(c) Advisor shall, for purposes of this Agreement, have and exercise full investment discretion and authority to act as agent for the Funds in buying, selling or otherwise disposing of or managing the Funds’ investments, directly or through sub-advisers, subject to supervision by the Board.

3.	Investment Advisory Services

(a) Advisor shall provide the Funds with such investment research, advice and supervision as Advisor may from time to time consider necessary or appropriate for the proper management of the assets of each Fund, shall furnish continuously an investment program for each Fund, shall determine which securities or other investments shall be purchased, sold or exchanged and what portions of each Fund shall be held in the various securities or other investments or cash, and shall take such steps as are necessary to implement an overall investment plan for each Fund, including providing or obtaining such services as may be necessary in managing, acquiring or disposing of securities, cash or other investments.

(b) Trust has furnished or will furnish Advisor with copies of Trust’s registration statement and Declaration of Trust, as currently in effect and agrees during the continuance of this Agreement to furnish Advisor with copies of any amendments or supplements thereto before or at the time the amendments or supplements become effective. Advisor will be entitled to rely on all documents furnished by Trust.

(c) Advisor shall take, on behalf of each Fund, all actions that it deems necessary to implement the investment policies of such Fund, and in particular, to place all orders for the purchase or sale of portfolio investments for the account of each Fund with brokers, dealers, futures commission merchants or banks selected by Advisor. Advisor also is authorized as the agent of Trust to give instructions to any service provider serving as custodian of the Funds as to deliveries of securities and payments of cash for the account of each Fund. In selecting brokers or dealers and placing purchase and sale orders with respect to assets of a Fund, Advisor is directed at all times to seek to obtain best execution within the policy guidelines determined by the Board and set forth in the current registration statement. Subject to this requirement and the provisions of the 1940 Act, the Advisers Act, the Securities Exchange Act of 1934, as amended (the “1934 Act”), and other applicable provisions of law, Advisor may select brokers or dealers that are affiliated with Advisor or Trust.

(d) Consistent with Advisor’s obligation to provide best execution, Advisor may also take into consideration research and statistical information, wire, quotation and other services provided by brokers and dealers to Advisor. Advisor is also authorized to effect individual securities transactions at commission rates in excess of the minimum commission rates available, if Advisor determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage, research and other services provided by such broker or dealer, viewed in terms of either that particular transaction or Advisor’s overall responsibilities

2

with respect to each Fund. The policies with respect to brokerage allocation, determined from time to time by the Board are those disclosed in the currently effective registration statement. Advisor will periodically evaluate the statistical data, research and other investment services provided to it by brokers and dealers. Such services may be used by Advisor in connection with the performance of its obligations under this Agreement or in connection with other advisory or investment operations including using such information in managing its own accounts.

(e) As part of carrying out its obligations to manage the investment and reinvestment of the assets of each Fund consistent with the requirements under the 1940 Act, Advisor shall:

(1) Perform research and obtain and analyze pertinent economic, statistical, and financial data relevant to the investment policies of each Fund as set forth in Trust’s registration statement;

(2) Consult with the Board and furnish to the Board recommendations with respect to an overall investment strategy for each Fund for review by the Board;

(3) Seek out and implement specific investment opportunities, consistent with any investment strategies approved by the Board;

(4) Take such steps as are necessary to implement any overall investment strategies approved by the Board for each Fund, including making and carrying out day-to-day decisions to acquire or dispose of permissible investments, managing investments and any other property of the Fund, and providing or obtaining such services as may be necessary in managing, acquiring or disposing of investments;

(5) Regularly report to the Board with respect to the performance of the Funds, the implementation of any approved overall investment strategy and any other activities in connection with management of the assets of each Fund;

(6) Maintain all required books, accounts, records, memoranda, instructions or authorizations with respect to the investment-related activities of the Funds;

(7) Furnish any personnel, office space, equipment and other facilities necessary for the investment-related activities of the Funds;

(8) Provide the Funds with such accounting or other data concerning the Funds’ investment-related activities as shall be necessary or required to prepare and to file all periodic financial reports or other documents required to be filed with the Securities and Exchange Commission and any other regulatory entity;

(9) Assist in determining each business day the net asset value of the shares of each Fund in accordance with applicable law; and

(10) Enter into any written investment advisory or investment sub-advisory contract with another affiliated or unaffiliated party, subject to any approvals

3

required by Section 15 of the 1940 Act, pursuant to which such party will carry out some or all of Advisor’s responsibilities (as specified in such investment advisory or investment sub-advisory contract) listed above.

4.	Compensation of Advisor.

(a) For the services rendered, the facilities furnished and expenses assumed by Advisor under this Agreement, the Fund shall pay to Advisor at the end of each calendar month an annualized fee calculated as a percentage of the average value of the net assets each day for each Fund during that month at the annual rates set forth at Appendix A hereto.

(b) Advisor’s fee shall be accrued daily proportionately at 1/365th (1/366th for a leap year) of the applicable annual rate set forth above. For the purpose of accruing compensation, the net assets of each Fund shall be determined in the manner and on the dates set forth in the Declaration of Trust or the current registration statement of Trust and, on days on which the net assets are not so determined, the net asset value computation to be used shall be as determined on the immediately preceding day on which the net assets were determined.

(c) In the event of termination of this Agreement, all compensation due through the date of termination will be calculated on a pro-rated basis through the date of termination and paid within fifteen business days of the date of termination.

(d) During any period when the determination of net asset value is suspended, the net asset value of a Fund as of the last business day prior to such suspension shall for this purpose be deemed to be the net asset value at the close of each succeeding business day until it is again determined.

(e) It is understood that each Fund shall bear all of its non-investment-related operational expenses including, but not limited to: compensation of Advisor under this Agreement, custodian fees; transfer agent fees; administrative fees; distribution fees; pricing costs (including the daily calculation of net asset value); fund accounting fees; expenses of shareholders’ and/or trustees’ meetings; cost of printing and mailing shareholder reports and proxy statements; maintenance of non-investment-related books and records, compliance program development and implementation costs, costs of preparing, printing and mailing registration statements and updated prospectuses to current shareholders; costs in connection with the registration or qualification of shares with federal and state securities authorities and the continued qualification of shares for sale; expenses of all audits by Trust’s independent accountants, costs of preparing and filing reports with regulatory bodies; costs of the maintenance of Trust’s fidelity bond required by Section 17(g) of the 1940 Act, or other insurance premiums; fees and expenses of trustees who are not “interested persons” (as such term is defined in the 1940 Act) of Trust (the “disinterested trustees”); legal fees of Fund and disinterested Trustee counsel; brokerage commissions, dealer markups and other expenses incurred in the acquisition or disposition of any securities or other

4

investments; costs, including the interest expense, of borrowing money; preparing and filing tax returns, the payment of any taxes; and extraordinary expenses (including extraordinary litigation expenses and extraordinary consulting expenses).

5.	Limitation of Liability.

(a) Advisor shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the management of Trust or any Fund, except (i) for willful misfeasance, bad faith or negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties hereunder, and (ii) to the extent specified in Section 36(b) of the 1940 Act concerning loss resulting from a breach of fiduciary duty with respect to the receipt of compensation.

(b) Advisor is hereby expressly put on notice of the limitation of shareholder liability as set forth in the Declaration of Trust and agrees that obligations assumed by Trust or each Fund pursuant to this Agreement shall be limited in all cases to Trust or that Fund and its respective assets. Advisor agrees that it shall not seek satisfaction of any such obligation from the shareholders of Trust, nor from the trustees, officers, employees or agents of Trust.

6.	Activities of Advisor.

(a) The services of Advisor are not deemed to be exclusive, and Advisor is free to render services to others, so long as Advisor’s services under this Agreement are not impaired. It is understood that trustees, officers, employees and shareholders of Trust are or may become interested persons of Advisor, as directors, officers, employees and shareholders or otherwise, and that directors, officers, employees and shareholders of Advisor are or may become similarly interested persons of Trust, and that Advisor may become interested in Trust or the Funds as a shareholder or otherwise.

(b) It is agreed that Advisor may use any supplemental investment research obtained for the benefit of the Funds in providing investment advice to its other investment advisory accounts. Advisor or its affiliates may use such information in managing their own accounts. Conversely, such supplemental information obtained by the placement of business for Advisor or other entities advised by Advisor will be considered by and may be useful to Advisor in carrying out its obligations to the Funds.

(c) Nothing in this Agreement shall preclude the aggregation of orders for the sale or purchase of securities or other investments by two or more Funds or by the Funds and other mutual funds, separate accounts, or other accounts (collectively, “Advisory Clients”) managed by Advisor, provided that:

(1) Advisor’s actions with respect to the aggregation of orders for multiple Advisory Clients, including the Funds, are consistent with the then-current

5

positions in this regard taken by the Securities and Exchange Commission or its staff through releases, “no-action” letters, or otherwise; and

(2) Advisor’s policies with respect to the aggregation of orders for multiple Advisory Clients have been previously submitted and periodically approved by the Board of Trustees.

(d) Neither Advisor, nor any of its directors, officers, or personnel, nor any person, firm, or corporation controlling, controlled by, or under common control with it shall act as a principal or receive any commission as agent in connection with the purchase or sale of assets for a Fund, except as may be permitted under applicable law.

7.	Books and Records.

(a) Advisor hereby undertakes and agrees to maintain, in the form and for the period required under the 1940 Act, all records that are required to be maintained by Trust pursuant to the requirements of the 1940 Act.

(b) Advisor agrees that all books and records which it maintains for Trust are the property of Trust and further agrees to surrender promptly to Trust any such books, records or information upon Trust’s request. All such books and records shall be made available, within five business days of a written request, to Trust’s accountants or auditors during regular business hours at Advisor’s offices. Trust or its authorized representative shall have the right to copy any records in the possession of Advisor that pertain to Trust or the Funds. Such books, records, information or reports shall be made available to properly authorized government representatives consistent with state and federal law and/or regulations. In the event of the termination of this Agreement, all such books, records or other information shall be returned to Trust free from any claim or assertion of rights by Advisor.

(c) Advisor further agrees that it will not disclose or use any records or information obtained pursuant to this Agreement in any manner whatsoever except as authorized in this Agreement and that it will keep confidential any information obtained pursuant to this Agreement and disclose such information only if Trust has authorized such disclosure, or if such disclosure is required by federal or state regulatory authorities.

8.	Duration and Termination of this Agreement.

(a) This Agreement shall not become effective with respect to a Fund unless and until it is approved by the Board, including a majority of trustees who are not parties to this Agreement or interested persons of any such party, and by the vote of a majority of the outstanding voting shares of such Fund. This Agreement shall come into full force and effect on the date above first written, subject to its prior approval by the Board and Fund shareholders (as required under the 1940 Act), provided that it shall not become effective as to any subsequently created Fund until it has been approved by the Board specifically for such Fund. As to each

6

Fund, the Agreement shall continue in effect for two years from the date on which it becomes effective and shall thereafter continue in effect from year to year so long as such continuance is specifically approved for such Fund at least annually by: (i) the Board, or by the vote of a majority of the outstanding voting shares of such Fund; and (ii) a majority of those trustees who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval.

(b) This Agreement may be terminated at any time as to any Fund or to all Funds, without the payment of any penalty, by the Board or by vote of a majority of the outstanding voting shares of the applicable Fund, or by Advisor, on 60 days’ written notice to the other party. If this Agreement is terminated only with respect to one or more, but less than all, of the Funds, or if a different investment adviser is appointed with respect to a new Fund, the Agreement shall remain in effect with respect to the remaining Fund(s).

(c) This Agreement shall automatically terminate in the event of its assignment.

(d) Upon termination of this Agreement, the Trust shall no longer have the right to utilize the words “TIAA-CREF” within its name and the Funds’ names, and shall not hold itself out as or market itself as being related to the TIAA-CREF group of companies, except with the written permission of the Advisor.

9.	Amendments of this Agreement.

This Agreement may be materially amended as to each Fund only in accordance with the provisions of the 1940 Act. Any amendment to this Agreement must be in writing and executed by the parties hereto.

10.	Definitions of Certain Terms.

The terms “assignment,” “affiliated person,” “interested person,” and “majority of the outstanding voting shares” when used in this Agreement, shall have the respective meanings specified in the 1940 Act.

11.	Governing Law.

This Agreement shall be construed in accordance with laws of the State of New York, and applicable provisions of the 1940 Act, the Advisers Act, and the 1934 Act.

12.	Severability.

If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

13.	Counterparts.

This Agreement may be executed in any number of counterparts, each of which shall be deemed an original and all of which shall be deemed one instrument.

7

14.	Notices.

All notices and other communications provided for hereunder shall be in writing and shall be delivered by hand or mailed first class, postage prepaid, addressed as follows:

(a) If to Trust or the Funds —

TIAA-CREF Life Funds

730 Third Avenue

New York, NY 10017-3206

Attention: Secretary

(b) If to Advisor —

Teachers Advisors, Inc.

730 Third Avenue

New York, New York 10017-3206

Attention: President

or to such other address as Trust or Advisor shall designate by written notice to the other.

15.	Miscellaneous.

Captions in this Agreement are included for convenience or reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

IN WITNESS WHEREOF, Trust and Advisor have caused this Agreement to be executed in their names and on their behalf by and through their duly authorized officers on the day and year first above written.

TIAA-CREF LIFE FUNDS

By:
Title:

TEACHERS ADVISORS, INC.

By:
Title:

8

APPENDIX A

Fund	Advisory Fee Rate
Growth Equity Fund	0.45%
Growth & Income Fund	0.45%
International Equity Fund	0.50%
Large-Cap Value Fund	0.45%
Small-Cap Equity Fund	0.48%
Stock Index Fund	0.06%
Social Choice Equity Fund	0.15%
Real Estate Securities Fund	0.50%
Bond Fund	0.30%
Money Market Fund	0.10%

9

ADMINISTRATIVE SERVICES AGREEMENT

FOR TIAA-CREF LIFE FUNDS

THIS AGREEMENT is made this 1st day of May, 2010 by and between TIAA-CREF Life Funds (the “Trust”), a Delaware statutory trust, and Teachers Advisors, Inc. (the “Administrator”), a Delaware corporation.

WHEREAS, Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), and currently consists of several series (listed on Appendix A hereto), and may consist of additional series or classes in the future (collectively, the “Funds”);

WHEREAS, Trust desires to retain Administrator to render administrative and management services to the Funds, in the manner and on the terms and conditions set forth in this Agreement;

WHEREAS, Administrator is willing to provide such administrative and management services to the Funds in the manner and on the terms and conditions set forth in this Agreement;

NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, Trust and Administrator hereby agree as follows:

1.	Appointment.

Trust hereby appoints Administrator to act as the Funds’ administrator for the periods and on the terms set forth herein. Administrator hereby accepts the appointment as administrator, and agrees, subject to the supervision of the board of trustees of Trust (the “Board”), to furnish the services and assume the obligations set forth in this Agreement for the compensation provided for herein.

2.	Generally.

(a) As the Funds’ administrator, Administrator shall be subject to: (1) the restrictions of the Trust’s Declaration of Trust, as amended from time to time; (2) the provisions of the 1940 Act and other relevant regulations; (3) the statements relating to the Funds’ investment objectives, investment policies and investment restrictions as set forth in the currently effective (and as amended from time to time) registration statement of Trust under the Securities Act of 1933, as amended (the “1933 Act”), and the 1940 Act; (4) any applicable provisions of the Internal Revenue Code of 1986, as amended (the “Code”); and (5) such other limitations as Trust shall communicate to Administrator in writing.

(b) Administrator shall, for all purposes herein, be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent Trust or a Fund in any way or otherwise be deemed an agent of Trust or a Fund.

(c) Administrator shall, for purposes of this Agreement, have and exercise full discretion and authority to act as agent for the Funds in facilitating their day-to-day operations, subject to supervision by the Board.

10

3.	General Administrative and Management Services.

(a) Administrator shall administer, manage or supervise all aspects of the Funds’ operations, including transfer agency, dividend disbursing, legal, accounting, administration and shareholder services. These services may be provided by Administrator or by third-party service providers, such as custodians, transfer agents and fund administrators. Administrator’s general management services shall include, but be limited to:

(1) Supervising the performance of custodians, transfer agents, fund administrators, and other persons in any capacity deemed to be necessary to a Fund’s operations;

(2) Furnishing or overseeing the furnishing of any personnel, office space, equipment and other facilities necessary for the non-investment-related operations of the Fund;

(3) Calculating or monitoring the calculation of the net asset value of each Fund at such times and in such manner as specified in Trust’s current registration statement and at such other times upon which the parties hereto may from time to time agree;

(4) Providing or overseeing the provision of customary accounting and auditing services for registered investment companies and their series, including portfolio accounting, dividend and distribution determinations, and the calculation and preparation of any financial information or schedules, for Trust and the Funds;

(5) Preparing and filing or supervising the preparation and filing of all federal, state, and local tax returns and reports relating to each Fund;

(6) Preparing and filing or supervising the preparation and filing of any documents required to be filed on behalf of Trust or the Funds with the Securities Exchange Commission and/or other federal, state and local authorities as may be required by applicable law, including proxy materials, registration statements and post-effective amendments thereto, shareholder reports, and Rule 24f-2 notices;

(7) Preparing and filing or supervising the preparation and filing of notices to qualify the Funds’ shares to be offered in such states;

(8) Maintaining or overseeing the maintenance of such non-investment activity-related books and records of the Funds as may be required by applicable law;

(9) Providing or overseeing the organization and recordkeeping for meetings of the Board, including preparing such materials and reports and making its officers and employees available to the Board for consultation and discussions regarding the operations and management of the Funds;

(10) Developing and implementing or overseeing the development and implementation of a program to monitor Trust’s and the Funds’ compliance with regulatory requirements and the Funds’ own limitations and public statements; and

11

(11) Supervising or providing any other services necessary for the ordinary operation of Trust and the Funds.

(b) Nothing in this Agreement shall be deemed to diminish the obligations of any agent of Trust or other person not a party to this Agreement that is obligated to provide services to the Funds.

4.	Allocation of Charges and Expenses

(a) Administrator. Administrator assumes the expense of and shall pay for the performance of its operational oversight obligations under Section 3 of this Agreement, but Administrator does not assume any of the expense of and shall not pay for any Fund’s direct operational expenses (as detailed in Section 4(b)). Administrator shall at its own expense provide the office space, equipment and facilities that is necessary to provide the operational oversight services described under Section 3 of this Agreement, and shall pay all compensation of officers of Trust and all trustees of Trust who are affiliated persons of Administrator, except as otherwise specified in this Agreement.

(b) Fund. Except as provided in Section 4(a), each Fund shall bear all of its operational expenses including, but not limited to: compensation of Administrator under this Agreement, custodian fees; transfer agent fees; pricing costs (including the daily calculation of net asset value); fund accounting fees; legal fees of fund and trustee counsel; expenses of shareholders’ and/or trustees’ meetings; cost of printing and mailing shareholder reports and proxy statements; maintenance of non-investment-related books and records; compliance program development and implementation costs; costs of preparing, printing and mailing registration statements and updated prospectuses to current shareholders; costs in connection with the registration or qualification of shares with federal and state securities authorities and the continued qualification of shares for sale; expenses of all audits by Trust’s independent accountants, costs of preparing and filing reports with regulatory bodies; costs of the maintenance of Trust’s fidelity bond required by Section 17(g) of the 1940 Act, or other insurance premiums; and expenses of trustees who are not “interested persons” (as such term is defined in the 1940 Act) of Trust (the “disinterested trustees”); brokerage commissions, dealer markups and other expenses incurred in the acquisition or disposition of any securities or other investments; costs, including the interest expense, of borrowing money; preparing and filing tax returns, the payment of any taxes; and extraordinary expenses (including extraordinary litigation expenses and extraordinary consulting expenses).

(c) Allocation Procedures. At least annually, within 60 days of the Trust’s fiscal year end, or more frequently at the request of the Board, Administrator will submit to the Board for review and approval at the Board’s next regularly-scheduled meeting, the allocations of all charges and expenses covered by this Section 4 and the methodology and rationale therefor, including all such allocations between the Trust and Administrator and between and among the Funds.

12

5.	Compensation of Administrator.

(a) For the operational oversight services rendered, the facilities furnished and expenses assumed by Administrator, the Fund shall pay to Administrator at the end of each calendar month the allocated costs to Administrator of its operational oversight services to the Funds as determined under the TIAA-CREF organization’s cost allocation methodology, as it may be amended from time to time.

(b) In the event of termination of this Agreement, all compensation due through the date of termination will be calculated on a pro-rated basis through the date of termination and paid within fifteen business days of the date of termination.

6.	Limitation of Liability.

(a) Administrator shall not be liable for any error of judgment or mistake of law or for any loss arising out of any act or omission in the administration of Trust or any Fund, except (i) for willful misfeasance, bad faith or negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties hereunder, and (ii) to the extent specified in Section 36(b) of the 1940 Act concerning loss resulting from a breach of fiduciary duty with respect to the receipt of compensation.

(b) Administrator is hereby expressly put on notice of the limitation of shareholder liability as set forth in the Declaration of Trust and agrees that obligations assumed by Trust or each Fund pursuant to this Agreement shall be limited in all cases to Trust or that Fund and its respective assets. Administrator agrees that it shall not seek satisfaction of any such obligation from the shareholders of Trust, nor from the trustees, officers, employees or agents of Trust.

7.	Activities of Administrator.

The services of Administrator are not deemed to be exclusive, and Administrator is free to render services to others, so long as Administrator’s services under this Agreement are not impaired. It is understood that trustees, officers, employees and shareholders of Trust are or may become interested persons of Administrator, as directors, officers, employees and shareholders or otherwise, and that directors, officers, employees and shareholders of Administrator are or may become similarly interested persons of Trust, and that Administrator may become interested in Trust or the Funds as a shareholder or otherwise.

8.	Books and Records.

(a) Administrator hereby undertakes and agrees to maintain, in the form and for the period required by the 1940 Act, all records that are required to be maintained by Trust pursuant to the 1940 Act.

(b) Administrator agrees that all books and records which it maintains for Trust are the property of Trust and further agrees to surrender promptly to Trust any such books, records or information upon Trust’s request. All such books and records shall be made available, within five business days of a written request, to

13

Trust’s accountants or auditors during regular business hours at Administrator’s offices. Trust or its authorized representative shall have the right to copy any records in the possession of Administrator that pertain to Trust or the Funds. Such books, records, information or reports shall be made available to properly authorized government representatives consistent with state and federal law and/or regulations. In the event of the termination of this Agreement, all such books, records or other information shall be returned to Trust free from any claim or assertion of rights by Administrator.

(c) Administrator further agrees that it will not disclose or use any records or information obtained pursuant to this Agreement in any manner whatsoever except as authorized in this Agreement and that it will keep confidential any information obtained pursuant to this Agreement and disclose such information only if Trust has authorized such disclosure, or if such disclosure is required by federal or state regulatory authorities.

9.	Duration and Termination of this Agreement.

(a) This Agreement shall not become effective with respect to a Fund unless and until it is approved by a majority of the Board of the Trust. This Agreement shall come into full force and effect on the date above first written, subject to its prior approval by the Board, provided that it shall not become effective as to any subsequently created Fund until it has been approved by the Board specifically for such Fund. As to each Fund, the Agreement shall continue in effect until such time as it is terminated by either party hereto, or until such time that the Investment Advisory Agreement with the Administrator is terminated.

(b) This Agreement may be terminated at any time as to any Fund or to all Funds, without the payment of any penalty, by the Board or by Administrator on 60 days’ written notice to the other party. If this Agreement is terminated only with respect to one or more, but less than all, of the Funds, or if a different administrator is appointed with respect to a new Fund, the Agreement shall remain in effect with respect to the remaining Fund(s).

10.	Amendments of this Agreement.

This Agreement may be amended at any time as to any Fund or to all Funds by mutual agreement in writing by each party hereto.

11.	Governing Law.

This Agreement shall be construed in accordance with laws of the State of New York, and applicable provisions of the 1940 Act, the Advisers Act, and the 1934 Act.

12.	Severability.

If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

14

13.	Counterparts.

This Agreement may be executed in any number of counterparts, each of which shall be deemed an original and all of which shall be deemed one instrument.

14.	Notices.

All notices and other communications provided for hereunder shall be in writing and shall be delivered by hand or mailed first class, postage prepaid, addressed as follows:

(a) If to Trust or the Funds —

TIAA-CREF Life Funds

730 Third Avenue

New York, NY 10017-3206

Attention: Secretary

(b) If to Administrator —

Teachers Advisors, Inc.

730 Third Avenue

New York, New York 10017-3206

Attention: President

or to such other address as Trust or Administrator shall designate by written notice to the other.

15.	Miscellaneous.

Captions in this Agreement are included for convenience or reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

IN WITNESS WHEREOF, Trust and Administrator have caused this Agreement to be executed in their names and on their behalf by and through their duly authorized officers on the day and year first above written.

TIAA-CREF LIFE FUNDS

By:
Title:

TEACHERS ADVISORS, INC.

By:
Title:

15

EXHIBIT B

Directors of the Advisor

Director*	Position with the Advisor	Principal Occupation
Carol Deckbar	Director	Senior Vice President, Investment Products, of TIAA

Scott C. Evans	Director	Executive Vice President, Asset Management, of TIAA

Phillip G. Goff	Director	Funds Treasurer of TIAA

Michael L. Gold	Director	Senior Managing Director, Asset Management Services, of TIAA

Principal Executive Officers of the Advisor

Principal Executive Officer*	Position with the Advisor	Principal Occupation
Carol Deckbar	Senior Vice President, Investment Products	Senior Vice President, Investment Products, of TIAA

Hans Erickson	Managing Director, Head of Quantitative Portfolio Management	Managing Director, Quantitative Portfolio Management, of TIAA

Scott C. Evans	Director, President and Chief Executive Officer	Executive Vice President, Asset Management, of TIAA

Thomas Garbutt	Managing Director, Head of Global Real Estate Equities	Managing Director, Global Real Estate Equities, of TIAA

Phillip G. Goff	Funds Treasurer	Funds Treasurer of TIAA

Michael L. Gold	Senior Managing Director, Asset Management Services	Senior Managing Director, Asset Management Services, of TIAA

Stewart P. Greene	Vice President and Associate General Counsel and Assistant Secretary	Vice President, Associate General Counsel, Advocacy & Oversight, Asset Management Law, of TIAA

Stephen Gruppo	Executive Vice President, Risk Management	Executive Vice President, Risk Management, of TIAA

Edward Gryzbowski	Chief Investment Officer	Senior Managing Director and Chief Investment Officer of TIAA

Sanjeev Handa	Managing Director, Global Public Markets	Managing Director, Global Public Markets, of TIAA

Michael Holbert	Managing Director, Active Equity Portfolio Management	Managing Director, Active Equity Portfolios, of TIAA

Principal Executive Officer*	Position with the Advisor	Principal Occupation
Saira Malik	Managing Director, Active Equity Research	Managing Director, Active Equity Research, of TIAA

Jerold Mammano	Acting Chief Financial Officer	Director, Asset Management Finance, of TIAA

Maureen Milet	Chief Compliance Officer	Vice President and Compliance Officer of TIAA

Marjorie Pierre-Merritt	Secretary	Vice President and Assistant Corporate Secretary of TIAA

Georganne Proctor	Executive Vice President	Executive Vice President and Chief Financial Officer of TIAA

William Riegel	Managing Director, Head of Global Equity Investments	Managing Director, Global Equity Investments, of TIAA

Steven Sterman	Managing Director, Fixed-Income Trading	Managing Director, Trading, of TIAA

Mehdi Yamini	Managing Director, Head of Global Equity Trading	Managing Director, Global Equity Trading, of TIAA

*	The business address for each of the Advisor’s directors and officers is c/o TIAA-CREF, 730 Third Avenue, NY, NY 10017.

2

EXHIBIT C

Information on Registered Investment Companies Advised by the Advisor with Similar Investment Strategies

Name of Fund	Net Assets(1)	Rate of Compensation(2)	Waivers or Reimbursements(3)
TIAA-CREF Growth & Income Fund	$1,421,143,117	0.45%	0.52% (cap on total expenses)
TIAA-CREF Large-Cap Growth Fund	$724,647,394	0.45%	0.52% (cap on total expenses)
TIAA-CREF International Equity Fund	$2,045,552,821	0.50%	0.60% (cap on total expenses)
TIAA-CREF Large-Cap Value Fund	$1,111,294,743	0.45%	0.52% (cap on total expenses)
TIAA-CREF Small-Cap Equity Fund	$658,109,423	0.48%	0.55% (cap on total expenses)
TIAA-CREF Real Estate Securities Fund	$439,031,018	0.50%	0.57% (cap on total expenses)
TIAA-CREF Equity Index Fund	$1,502,097,761	0.04%	0.09% (cap on total expenses)
TIAA-CREF Social Choice Equity Fund	$717,597,081	0.15%	0.22% (cap on total expenses)
TIAA-CREF Bond Fund	$2,374,336,633	0.30%	0.35% (cap on total expenses)
TIAA-CREF Money Market Fund	$1,322,962,507	0.10%	0.15% (cap on total expenses)
TIAA Separate Account VA-1	$572,523,894	0.30%	0.15% (advisory fee waiver)

(1)	As of November 30, 2009.

(2)	As a percentage of average daily net assets.

(3)	Refers to the expense cap on the Institutional Class of the TIAA-CREF Funds, which is the share class of the TIAA-CREF Funds that is most similar to the proposed expense structure of the Life Funds.

EXHIBIT D

Advisor’s Caps on “Total Expenses” for the Life Funds

through April 30, 2011

Fund	Expense Cap
Growth Equity Fund	0.52%
Growth & Income Fund	0.52%
International Equity Fund	0.60%
Large-Cap Value Fund	0.52%
Small-Cap Equity Fund	0.55%
Stock Index Fund	0.09%
Social Choice Equity Fund	0.22%
Real Estate Securities Fund	0.57%
Bond Fund	0.35%
Money Market Fund	0.15%

EXHIBIT E

The Board considered the following specific factors during its determination to approve the New Advisory Agreement for each Fund listed below. Note that for purposes of this discussion, if a Fund is in the “first” quintile, it is in the best of five groups (i.e., the group has the best performance, or the lowest expenses, as the case may be). Additionally, performance information is for the period ended September 30, 2009.

Growth Equity Fund

•	The Fund’s current contractual management fee is 0.25% of average daily net assets, which is a unitary fee.

•	The Fund’s proposed non-unitary advisory fee is proposed to be 0.45% of average daily net assets under the New Advisory Agreement.

•

The Fund’s pro forma advisory fees and total net expenses were in the 1st quintile of the group of comparable funds that underlie variable products selected by Lipper for expense comparison purposes (“Expense Group”).

•

For the one-, three- and five-year periods, the Fund was in the third, second and third quintiles, respectively, of the group of comparable funds that underlie variable products selected by Lipper for performance comparison purposes (“Performance Group”).

•

For the one-, three- and five-year periods, the Fund was in the fourth, second, and third quintiles, respectively, of the universe of comparable funds that underlie variable products identified by Lipper for expense comparison purposes (“Performance Universe”).

•	The Advisor has incurred a net loss with respect to its services to the Fund since at least fiscal year 2005.

Growth & Income Fund

•	The Fund’s current contractual management fee is 0.23% of average daily net assets, which is a unitary fee.

•	The Fund’s proposed non-unitary advisory fee is proposed to be 0.45% of average daily net assets under the New Advisory Agreement.

•	The Fund’s pro forma advisory fees and total net expenses were in the 1st quintile of the Fund’s Expense Group.

•	For the one-, three- and five-year periods, the Fund was in the second, first, and first quintiles, respectively, of the Fund’s Performance Group.

•	For the one-, three- and five-year periods, the Fund was in the first quintile of the Fund’s Performance Universe.

•	The Advisor has incurred a net loss with respect to its services to the Fund since at least fiscal year 2005.

International Equity Fund

•	The Fund’s current contractual management fee is 0.29% of average daily net assets, which is a unitary fee.

•	The Fund’s proposed non-unitary advisory fee is proposed to be 0.50% of average daily net assets under the New Advisory Agreement.

•	The Fund’s pro forma advisory fees and total net expenses were in the 1st quintile of the Fund’s Expense Group.

•	For the one-, three- and five-year periods, the Fund was in the fourth, fifth and fifth quintiles, respectively, of the Fund’s Performance Group.

•	For the one-, three- and five-year periods, the Fund was in the fifth quintile of the Fund’s Performance Universe.

•	The Advisor has incurred a net loss with respect to its services to the Fund since at least fiscal year 2005.

•

To address the underperformance of the Fund, the portfolio management team has recently been reorganized from a team approach, under which each team member was responsible for certain sectors or regions, to a new structure with a lead manager and more junior managers to effect more efficient and comprehensive decision making across the entire portfolio. In addition, certain other operational and risk management parameters were enhanced to provide the managers with greater information and flexibility in making investment decisions. Since implementing these changes, the Fund’s performance versus its peers and benchmark index has improved.

Large-Cap Value Fund

•	The Fund’s current contractual management fee is 0.24% of average daily net assets, which is a unitary fee.

•	The Fund’s proposed non-unitary advisory fee is proposed to be 0.45% of average daily net assets under the New Advisory Agreement.

•	The Fund’s pro forma advisory fees and total net expenses were in the 1st quintile of the Fund’s Expense Group.

•	For the one-, three- and five-year periods, the Fund was in the second quintile of the Fund’s Performance Group.

•	For the one-, three- and five-year periods, the Fund was in the second quintile of the Fund’s Performance Universe.

•	The Advisor has incurred a net loss with respect to its services to the Fund since at least fiscal year 2005.

Small-Cap Equity Fund

•	The Fund’s current contractual management fee is 0.10% of average daily net assets, which is a unitary fee.

2

•	The Fund’s proposed non-unitary advisory fee is proposed to be 0.48% of average daily net assets under the New Advisory Agreement.

•	The Fund’s pro forma advisory fees and total net expenses were in the 1st quintile of the Fund’s Expense Group.

•	For the one-, three- and five-year periods, the Fund was in the second, fourth and third quintiles, respectively, of the Fund’s Performance Group.

•	For the one-, three- and five-year periods, the Fund was in the third, fourth and fourth quintile of the Fund’s Performance Universe.

•	The Advisor has incurred a net loss with respect to its services to the Fund since at least fiscal year 2005.

Stock Index Fund

•	The Fund’s current contractual management fee is 0.06% of average daily net assets, which is a unitary fee.

•	The Fund’s proposed non-unitary advisory fee is proposed to be 0.06% of average daily net assets under the New Advisory Agreement.

•	The Fund’s pro forma advisory fees and total net expenses were in the 1st quintile of the Fund’s Expense Group.

•	For the one-, three- and five-year periods, the Fund was in the third quintile of the Fund’s Performance Group.

•	For the one-, three- and five-year periods, the Fund was in the fourth, third, and fourth quintiles, respectively, of the Fund’s Performance Universe.

•	The Advisor has incurred a net loss with respect to its services to the Fund since at least fiscal year 2005.

Social Choice Equity Fund

•	The Fund’s current contractual management fee is 0.07% of average daily net assets, which is a unitary fee.

•	The Fund’s proposed non-unitary advisory fee is proposed to be 0.15% of average daily net assets under the New Advisory Agreement.

•	The Fund’s pro forma advisory fees and total net expenses were in the 1st quintile of the Fund’s Expense Group.

•	For the one-, three- and five-year periods, the Fund was in the fourth, fifth, and fifth quintiles, respectively, of the Fund’s Performance Group.

•	For the one-, three- and five-year periods, the Fund was in the fourth, third, and third quintiles, respectively, of the Fund’s Performance Universe.

•	The Advisor has incurred a net loss with respect to its services to the Fund since at least fiscal year 2005.

3

Real Estate Securities Fund

•	The Fund’s current contractual management fee is 0.25% of average daily net assets, which is a unitary fee.

•	The Fund’s proposed non-unitary advisory fee is proposed to be 0.50% of average daily net assets under the New Advisory Agreement.

•	The Fund’s pro forma advisory fees and total net expenses were in the 1st quintile of the Fund’s Expense Group.

•	For the one-, three- and five-year periods, the Fund was in the fifth quintiles of the Fund’s Performance Group.

•	For the one-, three- and five-year periods, the Fund was in the fifth quintile of the Fund’s Performance Universe.

•	The Advisor has incurred a net loss with respect to its services to the Fund since at least fiscal year 2005.

•

In 2007 the Fund’s portfolio management team was changed to address the Fund’s underperformance. The Fund’s benchmark index was also changed in the first quarter of 2009 to one more widely utilized by peers and with a wider selection of securities. Since assuming responsibility for the Fund, the new portfolio management team has delivered positive excess returns when compared to the relevant benchmark index in place at the time. For most of the period, the team managed to a narrower, more restrictive benchmark index than most peer funds, and this benchmark also underperformed during this time. This contributed to the Fund’s poor performance comparison versus its peer funds. The Fund’s new, broader benchmark index will provide the portfolio management team with a wider selection of securities, while still maintaining prudent risk parameters.

Bond Fund

•	The Fund’s current contractual management fee is 0.10% of average daily net assets, which is a unitary fee.

•	The Fund’s proposed non-unitary advisory fee is proposed to be 0.30% of average daily net assets under the New Advisory Agreement.

•	The Fund’s pro forma advisory fees and total net expenses were in the 1st quintile of the Fund’s Expense Group.

•	For the one-, three- and five-year periods, the Fund was in the third, third, and second quintiles of the Fund’s Performance Group.

•	For the one-, three- and five-year periods, the Fund was in the fourth quintile of the Fund’s Performance Universe.

•	The Advisor has incurred a net loss with respect to its services to the Fund since at least fiscal year 2005.

4

Money Market Fund

•	The Fund’s current contractual management fee is 0.06% of average daily net assets, which is a unitary fee.

•	The Fund’s proposed non-unitary advisory fee is proposed to be 0.10% of average daily net assets under the New Advisory Agreement.

•	The Fund’s pro forma advisory fees and total net expenses were in the 1st quintile of the Fund’s Expense Group.

•	For the one-, three- and five-year periods, the Fund was in the second, first, and first quintiles, respectively, of the Fund’s Performance Group.

•	For the one-, three- and five-year periods, the Fund was in the first quintile of the Fund’s Performance Universe.

•	The Advisor has incurred a net loss with respect to its services to the Fund since at least fiscal year 2005.

5

EXHIBIT F

Principal Shareholders of the Life Funds

As of December 31, 2009, to the Advisor’s knowledge, the following shareholders owned beneficially or of record 5% or more of the outstanding shares of a Life Fund:

Growth Equity Fund

Shareholder	Number of Shares Owned	Percentage of Total Shares Outstanding
Teachers Insurance and Annuity Association of America (“TIAA”) 730 Third Avenue NY, NY 10017

TIAA-CREF Life Separate Account VA-1 (“VA-1) 730 Third Avenue NY, NY 10017

TIAA-CREF Life Separate Account VLI-1 (“VLI-1”) 730 Third Avenue NY, NY 10017

Growth & Income Fund

Shareholder	Number of Shares Owned	Percentage of Total Shares Outstanding
TIAA
VA-1
VLI-1

International Equity Fund

Shareholder	Number of Shares Owned	Percentage of Total Shares Outstanding
TIAA
VA-1
VLI-1

Large-Cap Value Fund

Shareholder	Number of Shares Owned	Percentage of Total Shares Outstanding
TIAA
VA-1
VLI-1

Small-Cap Equity Fund

Shareholder	Number of Shares Owned	Percentage of Total Shares Outstanding
TIAA
VA-1
VLI-1

Stock Index Fund

Shareholder	Number of Shares Owned	Percentage of Total Shares Outstanding
TIAA
VA-1
VLI-1

Social Choice Equity Fund

Shareholder	Number of Shares Owned	Percentage of Total Shares Outstanding
TIAA
VA-1
VLI-1

Real Estate Securities Fund

Shareholder	Number of Shares Owned	Percentage of Total Shares Outstanding
TIAA
VA-1
VLI-1

Bond Fund

Shareholder	Number of Shares Owned	Percentage of Total Shares Outstanding
TIAA
VA-1
VLI-1

Money Market Fund

Shareholder	Number of Shares Owned	Percentage of Total Shares Outstanding
TIAA
VA-1
VLI-1

2

FORM OF PROXY CARD

TIAA-CREF LIFE FUNDS

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON MARCH 23, 2010

The undersigned shareholder(s) of the TIAA-CREF Life Funds (the “Life Funds”) hereby appoint(s) Howell E. Jackson, William J. Mostyn III, and Maceo K. Sloan, or any of them, as Proxies of the undersigned with full power of substitution, to vote and act with respect to all interests in the Life Funds with respect to which the undersigned is entitled to give voting instructions at the Special Meeting of Shareholders of the Life Funds to be held at 730 Third Avenue, New York, New York (17th floor) on Tuesday, March 23, 2010, at 2:00 p.m. ET, and at any adjournments or postponements thereof.

The undersigned acknowledges receipt of the Notice of Special Meeting of Shareholders and of the accompanying Proxy Statement, and revokes any voting instructions previously given with respect to such meeting.

The proxies will vote as instructed by this form. If this voting instruction form is signed, dated and returned with no choice indicated, it will serve as instructions to vote “FOR” the proposal. The Proxies are authorized in their discretion to vote upon such other matters as may come before the Meeting or any adjournments or postponements thereof.

VOTE VIA THE INTERNET: www.proxy-direct.com

VOTE VIA THE TELEPHONE: 1-866-241-6192

Note: Please sign exactly as your name(s) appear(s) on this voting instruction form and date it. When shares are held jointly, each holder should sign. When signing in a representative capacity, please give title.

Signature

Additional Signature (if held jointly)

Date 2010

TIAA-CREF_20994_122309

FUND

Growth Equity

Large-Cap Value

Social Choice Equity

Money Market

FUND

Growth & Income

Small-Cap Value

Real Estate Securities

FUND

International Equity

Stock Index

Bond

VOTING OPTIONS

Read your Proxy Statement and have it on hand when voting.

VOTE ON THE INTERNET

Log on to: www.proxy-direct.com Follow the on-screen instructions available 24 hours

VOTE BY PHONE

Call 1-866-241-6192 Follow the recorded instructions available 24 hours

VOTE BY MAIL

Vote, sign and date this Instruction Form and return in the postage-paid envelope

VOTE IN PERSON

Attend Shareholder Meeting 730 Third Avenue (17th Floor) New York, New York 10017 on March 23, 2010 at 2:00 p.m. ET

EVERY VOTE IS IMPORTANT! PLEASE VOTE TODAY USING ONE OF THE FOUR AVAILABLE OPTIONS!

VOTING INSTRUCTION ARE SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

THE BOARD RECOMMENDS A VOTE FOR THE PROPOSAL.

PLEASE MARK BOXES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example:

To vote FOR the Proposal for all your Fund(s), mark this box. No other vote is necessary.

1. To approve a new investment advisory agreement (the “New Advisory Agreement”) between the Life Funds and Teachers Advisors, Inc.

FOR AGAINST ABSTAIN FOR AGAINST ABSTAIN

Fundname Drop-In 1 Fundname Drop-In 2

Fundname Drop-In 3 Fundname Drop-In 4

Fundname Drop-In 5 Fundname Drop-In 6

Fundname Drop-In 7 Fundname Drop-In 8

Fundname Drop-In 9 Fundname Drop-In 10

2. To address any other business that may properly come before the meeting or any adjournments thereof.

Important Notice Regarding the Availability of Proxy Materials for the TIAA-CREF Life Funds

Shareholder Meeting to Be Held on March 23, 2010.

The Proxy Statement and the Funds’ most recent annual and semi-annual shareholder reports for this meeting are available at: https://www.proxy-direct.com/tia20994

EVERY VOTE IS IMPORTANT! PLEASE VOTE TODAY USING ONE OF THE FOUR AVAILABLE OPTIONS!

TIAA-CREF_20994_122309